UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2014

Date of Report (Date of earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices, zip code)

661-723-7723

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 4, 2014, Simulations Plus, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission reporting the consummation of an acquisition that occurred on September 2, 2014. This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Initial 8-K filed by the Company in connection with its acquisition of the stock of Cognigen Corporation (“Cognigen”). The Initial 8-K stated that the required financial statements and pro forma financial information related to Cognigen would be filed by an amendment to the Initial 8-K. This Amendment No. 1 amends and supplements the Initial 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments are being made to the Initial 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Initial 8-K, which provides a more complete description of the acquisition of the stock of Cognigen.

Item 9.01 Financial Statement and Exhibits

(a)     Financial Statements of Business Acquired

The audited financial statements and the notes thereto of Cognigen as of December 31, 2013 and 2012, and the independent auditor’s report related thereto, are attached hereto as Exhibit 99.4.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheets of the Company as of May 31, 2014, which give effect to the acquisition of Cognigen, and the unaudited pro forma condensed combined statements of operations for the nine months ended May 31, 2014 and the year ended August 31, 2013, which give effect to such acquisition, are attached hereto as Exhibit 99.3.

(d)     Exhibits

2.1	Agreement and Plan of Merger, dated July 23, 2014, by and among, Simulations Plus, Inc., Cognigen Corporation and the other parties thereto.*

23.1	Consent of Independent Auditors

99.3	The unaudited pro forma condensed combined balance sheet as of May 31, 2014 and the unaudited condensed combined pro forma statements of operations for the nine months ended May 31, 2014 and the year ended August 31, 2013.

99.4	The audited financial statements of Cognigen Corporation as of December 31, 2013 and 2012.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Registration S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC.
(Registrant)

Date: November 18, 2014	By:	/s/ John R. Kneisel
John R. Kneisel Chief Financial Officer

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